UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2025

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on January 7, 2025, Jaime Hinojosa resigned from the positions of Astrotech Corporation (the “Company”) Chief Financial Officer, Treasurer and Secretary, effective February 14, 2025. This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2025 (the “Original Form 8-K”). This Form 8-K/A is being filed to disclose a new compensation and services arrangement with Mr. Hinojosa, and the appointment of and compensation and services arrangement with Ryan Polk as the interim Chief Financial Officer, Treasurer and Secretary, each effective February 14, 2025. Such appointment and compensation and services arrangements had not been determined at the time of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged. This Form 8-K/A should be read in connection with the Original Form 8-K.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition Agreement

On January 13, 2025, the Company filed the Original 8-K disclosing the resignation of Mr. Hinojosa from the positions of the Company’s Chief Financial Officer, Treasurer and Secretary, effective February 14, 2025, and Mr. Hinojosa’s provision of transition services to the Company. In connection with such transition services, on January 21, 2025, the Company and Mr. Hinojosa entered into an independent contractor agreement (the “Transition Agreement”), effective February 15, 2025, setting forth the terms and conditions of such consulting arrangement.

Pursuant to the Transition Agreement, Mr. Hinojosa will provide transition services to the Company on an as needed basis beginning on February 15, 2025 and terminating on June 30, 2025, unless extended, in exchange for cash compensation in the amount of $175/hour, payable every two weeks on an as billed basis. Either party may terminate the Transition Agreement upon ten business days’ written notice. The Transition Agreement also requires that Mr. Hinojosa comply with certain restrictive covenants, including confidentiality, non-compete and non-solicitation covenants.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1.

Interim CFO Appointment and Independent Contractor Agreement

On January 14, 2025, the Company appointed Ryan Polk, 56, as interim Chief Financial Officer, Treasurer and Secretary of the Company, effective as of February 14, 2025. Mr. Polk is a Corporate Financia Consultant to the Company and Managing Partner of With Finance Team LLC, which has provided corporate finance consulting services to the Company since May 2024. Mr. Polk has also served as the Chief Financial Officer of SideChannel, Inc. (OTCQB: SDCH), a cybersecurity advisory company, as a part-time employee since February 1, 2020, and is engaged in providing CEO and CFO services to other companies as a contractor through With Finance Team LLC. From January 2019 to September 2020, Mr. Polk served in Chief Executive Officer and Chief Financial Officer roles for Automated Retail Technologies, a retail kiosk developer and operator. Cellpoint Corporation, a mobile phone and parts supplier, hired Mr. Polk as Chief Financial Officer from June 2017 through October 2018. LDI, LLC, a family office investing in portfolio companies, employed Mr. Polk as Vice President, Business Unit Operations from July 2011 through May 2017. He is a graduate of Purdue University with two Bachelor of Science degrees from the Krannert School of Management. We believe Mr. Polk is qualified to serve as interim Chief Financial Officer based on his finance and leadership experience.

In connection with such appointments, on January 22, 2025, the Company entered into an independent contractor agreement with Mr. Polk (the “CFO Agreement”), effective February 15, 2025. Pursuant to the CFO Agreement, Mr. Polk will receive monthly cash compensation in the amount of $21,000 in exchange for a minimum 80 hours per month, or a minimum 20 hours per week for any partial month, for such services. The CFO Agreement provides that either party may terminate the CFO Agreement upon sixty calendar days’ written notice and requires that Mr. Polk comply with certain confidentiality covenants. The Company will also enter into its standard form of indemnification agreement with Mr. Polk, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2024, and a copy of which is attached hereto as Exhibit 10.2.

The Company and With Finance Team LLC entered into an independent contractor agreement in May 2024, pursuant to which With Finance Team LLC has received $147,000 in aggregate consulting fees from the Company for corporate finance consulting services. There are no family relationships between Mr. Polk and the Company or any of its subsidiaries that would require disclosure pursuant to Item 401(d) of Regulation S-K.

The foregoing description of the CFO Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the CFO Agreement, a copy of which is attached hereto as Exhibit 10.3.

Item 7.01 Regulation FD Disclosure.

On January 24, 2025, the Company issued a press release announcing the new compensation and services arrangement with Mr. Hinojosa, and the appointment of and compensation and services arrangement with Ryan Polk as the interim Chief Financial Officer, Treasurer and Secretary, effective February 14, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K/A.

The information set forth under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Independent Contractor Agreement by and between the Company and Jaime Hinojosa, dated January 21, 2025.
10.2
Form of Amended and Restated Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2024).

10.3*	Independent Contractor Agreement by and between the Company and Ryan Polk, dated January 22, 2025.
99.1	Press Release of Astrotech Corporation, dated January 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit have been redacted pursuant to Item 601(a)(6) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Chief Executive Officer, Chief Technology Officer and
Chairman of the Board

Date: January 24, 2025